UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2014

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) A special shareholders meeting of the Company was held on November 18, 2014. The matters submitted to the security holders for approval included (1) a proposal to approve the Agreement and Plan of Merger, dated as of May 6, 2014, as amended on September 11, 2014, by and between Simmons First National Corporation and Community First Bancshares, Inc.;  (2) a proposal to approve the Agreement and Plan of Merger, dated as of May 27, 2014, as amended on September 11, 2014, by and between Simmons First National Corporation and Liberty Bancshares, Inc.;  (3) a proposal to designate the number of members comprising the board of directors of Simmons as 12, increasing by three the number of Simmons directors; (4) a proposal to adjourn the Simmons special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Community First merger proposal; and (5) a proposal to adjourn the Simmons special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Liberty merger proposal.

(b) At the special meeting, all five (5) proposals were adopted by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto.

The following table summarizes the required analysis of the voting by security holders at the special meeting of shareholders held on November 18, 2014:

Voting of Shares

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Approve the Agreement and Plan of Merger between Community First Bancshares and the Company	12,376,150	68.8%	366,546	2.0%	31,027	0.2	35,922

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Approve the Agreement and Plan of Merger between Liberty Bancshares and the Company	12,723,916	70.7%	18,284	0.1%	31,523	0.2	35,922
Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Designate the number of members comprising the board of directors of the Company as 12, increasing the number of directors by three	12,664,748	98.9%	56,033	0.4%	52,941	0.4	35,922
Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Approve the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Community First merger proposal	11,685,991	91.2%	729,723	5.7%	393,930	3.1	0
Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Approve the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Liberty merger proposal	12,029,963	93.9%	726,447	5.7%	53,234	0.4	0

Item 7.01. Regulation FD Disclosure.

On November 18, 2014 the Company issued a press release announcing the shareholder approval of the merger agreements for the Company and Community First Bancshares, Inc. and the Company and Liberty Bancshares, Inc. at the special shareholders meetings held by each of the corporations on November 18, 2014. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated November 18, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: November 18, 2014	Robert A. Fehlman, Senior Executive Vice President, Chief Financial Officer and Treasurer